UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                February 28, 2003
                                -----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Florida                     0-26028               22-2671269

(State or Other Jurisdiction of (Commission File Number) (I.R.S. Employer
 Incorporation or Organization)                          Identification Number)

                               6531 NW 18TH COURT
                              PLANTATION, FL 33313
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (954) 581-9800
                    -----------------------------------------
                         (Registrant's telephone number)

Item 5.  Other Events and Required FD Disclosure

On February 28, 2003, a meeting of the Board of Directors was held, and Jay S. Bendis was appointed to fill the vacant seat on the Board.

Jay S. Bendis of Akron, Ohio has over 30 years experience in sales and marketing and is currently President of Transfer Technology Consultants, Akron, OH, where he specializes in transferring new product concepts through to commercialization working with established and start-up companies in both domestic and international markets. He is also a partner in the Crystal Corridor Group, Hudson, OH, which works with Kent State University's Liquid Crystal Institute in facilitating liquid crystal technology. From 1995 to 2000, Mr. Bendis was Vice President of Sales and Marketing and a Director of American Bio Medica Corp. a public company in Kinderhook, NY, which develops and markets on-site drug abuse diagnostic kits. From 1993 to 1999, he was the President and co-founder of Emerging Technology Systems, Akron, OH, which is a research and development company specializing in developing new concept medical devices. From 1990 to 1992, he was a co-founder and Vice President of Sales and Marketing and a Director for Scientific Imaging Instruments of Trumbull, CT. From 1985 to 1990, he served as National Sales Manager of the XANAR Laser Corp., Colorado Springs, CO, a division of Johnson & Johnson, where he directed its national sales force and developed its marketing strategy for integrating high power lasers into the hospital market. From 1979 to 1984, he was the Sales and Marketing Manager for the IVAC Corp., San Diego, CA, a division of Eli Lilly Corp. and has had sales and management experiences with XEROX and A.M. International. He has also served as a member of the Edison BioTechnology Center Advisory Council for the State of Ohio. Mr. Bendis presently serves on the Boards of several private companies and earned his B.A. in Marketing/Management from Kent State University.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            IMAGING DIAGNOSTIC SYSTEMS, INC.

Dated: March 3, 2003
                                /s/ Linda B. Grable
                                -------------------
                                By: Linda B. Grable
                                Chief Executive Officer and
                                Chairman of the Board

                                /s/ Allan L. Schwartz
                                ---------------------
                                By: Allan L. Schwartz
                                Executive Vice President
                                Chief Financial Officer